OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund's prospectuses dated August 1, 2004

Effective September 1, 2004, Delaware Management Company ("DMC") has terminated the Sub-Advisory Agreement with Delaware International Advisers Ltd. for the Fund. DMC assumed responsibility for the day-to-day management of the International sector of its portion of the Fund's assets.

The following information replaces the section entitled What are the Fund's main investment strategies? under the heading title Profile: Optimum Fixed Income Fund of the Fund's prospectuses:

What are the Fund's main investment strategies? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. This policy may be changed only upon 60 days' prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated in the four highest rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Manager or a sub-adviser to be of comparable quality).

The Fund may also invest in high yield securities ("junk bonds") rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, determined by the Manager or a sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In keeping with the Fund's goal, the Fund may also invest in futures, options, and other derivatives.

The Fund may purchase individual securities of any maturity but generally will maintain a dollar weighted average portfolio maturity of five to ten years. The Fund normally will have a duration that is comparable to that of the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments) to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager also is responsible for the day-to-day investment management of a portion of the Fund's assets. The Manager may change the allocation at any time. The relative values of the Manager's and sub-adviser's share of the Fund's assets also may change over time. The Manager and each sub-adviser select investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, the Manager allocates investments principally among the following three sectors of the fixed income securities market: (1) the U.S. Investment Grade Sector, (2) the U.S. High Yield Sector, and (3) the International Sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In managing its portion of the Fund's assets, DIMA Inc. utilizes a core U.S. dollar fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. DIMA Inc. generally uses a "bottom-up" approach and focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts. In deciding whether to buy or sell individual securities, DIMA Inc. analyzes their values relative to the values of other similar securities based on a variety of factors, including creditworthiness, cash flow, and price.

In response to market, economic, political or other conditions, the Manager or a sub-adviser may temporarily use a different investment strategy for defensive purposes. If the Manager or a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

The following information replaces the section entitled Sub-advisers and portfolio managers - Fixed Income Fund under the heading titled Who manages the Funds of the Fund's prospectuses:

Fixed Income Fund

Upender V. Rao, Paul Grillo, Timothy L. Rabe and Philip R. Perkins are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets. Mr. Rao is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2000. Prior to joining Delaware Investments, Mr. Rao was head of emerging markets research and trading at Conseco Capital Management. Mr. Grillo is a Vice President and Senior Portfolio Manager and has been with Delaware Investments since 1993. Mr. Rabe is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2000. Prior to joining Delaware Investments, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Mr. Perkins is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2003. Prior to joining Delaware Investments, Mr. Perkins was Managing Director of Global Markets for Deutsche Bank. Messrs. Rao, Grillo and Rabe have held their Fund responsibilities since the Fund's inception, as Mr. Perkins assumed responsibilities on September 1, 2004.

When making investment decisions for the Fund, Messrs. Rao, Grillo, Rabe and Perkins consult with Ryan K. Brist and Stephen R. Cianci. Mr. Brist is a Managing Director of Fixed Income and has been with Delaware Investments since 2000. Mr. Cianci is a Senior Portfolio Manager and has been with Delaware Investments since 1992. Mr. Brist assumed the Fund responsibilities on September 1, 2004, as Mr. Cianci has held the Fund responsibilities since the Fund's inception.

Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments), located at 345 Park Avenue, New York, New York 10154, provides a full range of investment advisory services to institutional and retail clients. As of March 31, 2004, DIMA Inc. had over $174 billion in assets under management. DIMA Inc. has held its Fund responsibilities since the Fund's inception.

A team of portfolio managers, led by Gary Bartlett, is primarily responsible for the day-to-day management of DIMA Inc.'s share of the Fund's assets. Mr. Bartlett is a Managing Director of DIMA Inc. and joined the firm in 1991. Mr. Bartlett and his team have held their Fund responsibilities since the Fund's inception.

This Supplement is dated September 7, 2004.